UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

November 12, 2018

TEARLAB CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-51030	59-343-4771
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

150 La Terraza Blvd., Suite 101

Escondido, CA 92025

(Address of principal executive offices, including zip code)

(858) 455-6006

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 1.01. Entry Into a Material Definitive Agreement

Amendment to Loan Agreement

On November 12, 2018, TearLab Corporation (the “Company” or “TearLab”) entered into an Amendment (the “Amendment”) to its Term Loan Agreement, dated as of March 4, 2015, as amended by the Omnibus Amendment Agreement, dated as of April 2, 2015, Amendment 2, dated as of August 6, 2015, Amendment 3, dated as of December 31, 2015, Amendment 4, dated as of April 7, 2016, Amendment 5, dated as of October 12, 2017 and Amendment 6, dated as of April 4, 2018, by and among the Company, certain of its subsidiaries from time to time party thereto as guarantors and CRG LP and certain of its affiliate funds as lenders (the “Loan Agreement”). The Amendment extends the “Interest-Only Period” under the Loan Agreement from the sixteenth (16th) payment date to the twentieth (20th) payment date following the first borrowing date, which has the effect of pushing out the principal payments to 2020. In addition, the cash interest payments under the Loan Agreement for periods ending on March 31, 2019 and June 30, 2019 will be deferred and added to the principal balance under the Loan Agreement at the end of each such quarter. Additionally, if the Federal Drug Administration (“FDA”) receives and accepts our application for review of our DiscoveryTM Platform on or before June 30, 2019 the Company may elect to pay the interest on the outstanding principal amount of the loans under the Loan Agreement payable during the quarter ended September 30, 2019 entirely in the form of a PIK Loan. Finally, the Amendment reduces the minimum required revenue for 2018 under the Loan Agreement from $25 million to $24 million.

The foregoing description of the Amendment is qualified in its entirety by the terms and conditions of the Amendment, the form of which will be attached as an exhibit to the Company’s Annual Report on Form 10-K for the year ending December 31, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TEARLAB CORPORATION

By:	/s/ Michael Marquez
Michael Marquez Interim Chief Financial Officer

Date: November 13, 2018